Exhibit 99.1
                 Computational Materials of Lehman Brothers Inc.
                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $175,000,000 CERTIFICATES


               THE MONEY STORE HOME IMPROVEMENT LOAN TRUST 1997-1



               The Money Store, Inc. (Representative and Servicer)



This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                               SECURITIES OFFERED:


TO MATURITY:
------------------------------------------------------------------------------------------------------------------------------------
                                               Approx.       Estimated      Prin. Pmt.     Expected       Stated        Expected
                  Approx.                     Expected       WAL/MDUR         Window        Final         Final         Ratings
   Securities      Size          Benchmark      Price          (yrs)         (months)      Maturity      Maturity     Moody's/S&P

------------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $47,335,000       1 Yr Tsy     99.971%        0.99/0.93         1 - 22      1/15/99      5/15/05      Aaa/AAA
Class A-2 (1)     $54,496,000       3 Yr Tsy     99.961%        2.99/2.60        22 - 55     10/15/01      7/15/11      Aaa/AAA
Class A-3 (1)     $19,356,000       5 Yr Tsy     99.976%        5.39/4.32        55 - 77      8/15/03     11/15/13      Aaa/AAA
Class M-1 (1)     $25,375,000          Curve     99.947%        8.20/5.86       77 - 130      1/15/08      5/15/17       Aa2/AA
Class M-2 (1)     $12,250,000      10 Yr Tsy     99.926%       13.86/7.90      130 - 299      2/15/22      5/15/23        A2/A
Class B-1 (1)    $  9,625,000       5 Yr Tsy     99.972%        5.28/4.16        44 - 90      9/15/04      6/15/20      Baa1/BBB
Class B-2 (1)    $  6,563,000      10 Yr Tsy     99.927%       11.03/6.78       90 - 299      2/15/22      5/15/23      Baa3/BBB
------------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL:
------------------------------------------------------------------------------------------------------------------------------------
                                               Approx.       Estimated      Prin. Pmt.     Expected       Stated        Expected
                  Approx.                     Expected       WAL/MDUR         Window        Final         Final         Ratings
   Securities      Size          Benchmark      Price          (yrs)         (months)      Maturity      Maturity     Moody's/S&P

------------------------------------------------------------------------------------------------------------------------------------
Class M-1 (1)     $25,375,000          Curve     99.947%        8.17/5.85       77 - 123      6/15/07      5/15/17       Aa2/AA
Class M-2 (1)     $12,250,000      10 Yr Tsy     99.926%       10.21/6.66      123 - 123      6/15/07      5/15/23        A2/A
Class B-2 (1)    $  6,563,000       5 Yr Tsy     99.927%        9.45/6.26       90 - 123      6/15/07      5/15/23      Baa3/BBB
------------------------------------------------------------------------------------------------------------------------------------


(1) Prepayments are 1.7% CPR in month one increasing by 1.7% CPR each month to 17% CPR by month 10, remaining at 17% CPR subsequent to month 10.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY
% of Prepayment Assumption       0.0%          50.0%         75.0%       100.0%      125.0%         150.0%         200.0%
Implied Seasoned CPR             0.0%           8.5%         12.8%        17.0%       21.3%          25.5%          34.0%

CLASS A-1
Avg. Life (yrs)                  4.65           1.58          1.20         0.99        0.85           0.76           0.63
Mod Duration (yrs)               3.76           1.43          1.11         0.93        0.80           0.71           0.59
Window (begin-end)(mths)         1-98           1-37          1-27         1-22        1-19           1-16           1-13
Expected Final Maturity         5/15/05       4/15/00       6/15/99      1/15/99     10/15/98        7/15/98        4/15/98
Yield @ 99.971%                  6.54           6.43          6.38         6.34        6.30           6.26           6.19

CLASS A-2
Avg. Life (yrs)                 11.29           5.03          3.75         2.99        2.47           2.10           1.62
Mod Duration (yrs)               7.56           4.08          3.18         2.60        2.19           1.88           1.48
Window (begin-end) (mths)       98-172         37-91         27-69        22-55       19-45          16-37          13-28
Expected Final Maturity        7/15/11       10/15/04       12/15/02     10/15/01    12/15/00       4/15/00        7/15/99
Yield @ 99.961%                  6.92           6.89          6.87         6.85        6.84           6.82           6.78

CLASS A-3
Avg. Life (yrs)                 15.41           8.75          6.74         5.39        4.42           3.64           2.64
Mod Duration (yrs)               9.06           6.29          5.17         4.32        3.66           3.09           2.32
Window (begin-end) (mths)      172-200         91-122        69-95         55-77       45-63         37-52          28-37
Expected Final Maturity       11/15/13        5/15/07       2/15/05       8/15/03     6/15/02       7/15/01        4/15/00
Yield @ 99.976%                  7.18           7.16          7.15         7.14        7.13           7.12           7.09

CLASS M-1
Avg. Life (yrs)                 18.14          12.58         10.05         8.20        6.80           5.67           4.02
Mod Duration (yrs)               9.51           7.80          6.75         5.86        5.10           4.42           3.33
Window (begin-end) (mths)      200-242        122-186        95-156       77-130      63-108         52-92          37-66
Expected Final Maturity        5/15/17        9/15/12       3/15/10       1/15/08     3/15/06      11/15/04        9/15/02
Yield @ 99.947%                  7.67           7.67          7.66         7.66        7.65           7.64           7.62

CLASS M-2
Avg. Life (yrs)                 22.76          18.23         15.96        13.86       11.91          10.22           7.59
Mod Duration (yrs)               9.94           9.08          8.52         7.90        7.24           6.57           5.36
Window (begin-end) (mths)      242-299        186-299       156-299      130-299     108-299         92-299         66-299
Expected Final Maturity        2/15/22        2/15/22       2/15/22      2/15/22     2/15/22        2/15/22         2/15/22
Yield @ 99.926%                  8.29           8.29          8.29         8.29        8.28           8.28           8.27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY
% of Prepayment Assumption       0.0%          50.0%         75.0%       100.0%      125.0%         150.0%         200.0%
Implied Seasoned CPR             0.0%           8.5%         12.8%        17.0%       21.3%          25.5%          34.0%

CLASS B-1
Avg. Life (yrs)                 15.18           8.55          6.58         5.28        4.39           4.16           3.85
Mod Duration (yrs)               8.65           6.00          4.95         4.16        3.58           3.42           3.21
Window (begin-end)(mths)       155-211         73-142        55-111       44-90       37-75          37-69          37-60
Expected Final Maturity        10/15/14       1/15/09       6/15/06      9/15/04      6/15/03       12/15/02        3/15/02
Yield @ 99.972%                  7.73           7.71          7.70         7.69        7.68           7.68           7.67

CLASS B-2
Avg. Life (yrs)                 20.44          15.49         13.07        11.03        9.39           8.47           7.12
Mod Duration (yrs)               9.38           8.26          7.52         6.78        6.11           5.71           5.07
Window (begin-end) (mths)      211-299        142-299       111-299       90-299      75-299         69-299         60-299
Expected Final Maturity        2/15/22        2/15/22        2/15/22      2/15/22     2/15/22       2/15/22        2/15/22
Yield @ 99.927%                  8.50           8.49          8.49         8.49        8.48           8.48           8.47





This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS




                                                     PROJECTED PERFORMANCE
                                             UNDER VARYING PREPAYMENT ASSUMPTIONS


TO 10% CLEANUP CALL
% of Prepayment Assumption       0.0%          50.0%         75.0%       100.0%      125.0%         150.0%         200.0%
Implied Seasoned CPR             0.0%           8.5%         12.8%        17.0%       21.3%          25.5%          34.0%

CLASS M-1
Avg. Life (yrs)                 18.13          12.55         10.02         8.17        6.78           5.66           4.02
Mod Duration (yrs)               9.51           7.79          6.74         5.85        5.09           4.42           3.33
Window (begin-end)(mths)       200-237        122-178        95-149       77-123      63-103         52-88          37-66
Expected Final Maturity        12/15/16       1/15/12       8/15/09      6/15/07     10/15/05        7/15/04        9/15/02
Yield @ 99.947%                  7.67           7.67          7.66         7.66        7.65           7.64           7.62

CLASS M-2
Avg. Life (yrs)                 19.71          14.79         12.38        10.21        8.54           7.29           5.46
Mod Duration (yrs)               9.43           8.26          7.49         6.66        5.91           5.28           4.23
Window (begin-end) (mths)      237-237        178-178       149-149      123-123     103-103         88-88          66-66
Expected Final Maturity       12/15/16        1/15/12        8/15/09      6/15/07    10/15/05       7/15/04        9/15/02
Yield @ 99.926%                  8.29           8.29          8.29         8.28        8.28           8.27           8.26

CLASS M-2
Avg. Life (yrs)                 19.13          14.00         11.51         9.45        7.91           6.93           5.41
Mod Duration (yrs)               9.17           7.91          7.08         6.26        5.54           5.05           4.18
Window (begin-end) (mths)      211-237        148-178       111-149       90-123      75-103         69-88          60-66
Expected Final Maturity       12/15/16        1/15/12        8/15/09      6/15/07    10/15/05       7/15/04        9/15/02
Yield @ 99.927%                  8.50           8.49          8.49         8.48        8.48           8.47           8.46


This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

COLLATERAL SUMMARY

                                                       Initial Loans

Total Number of Loans                                          6,282

TOTAL OUTSTANDING LOAN BALANCE                       $107,176,415.01

    BALLOON (% OF TOTAL)                                       0.00%
    LEVEL PAY (% OF TOTAL)                                   100.00%
AVERAGE LOAN PRINCIPAL BALANCE                            $17,060.87
WEIGHTED AVERAGE COUPON                                       12.86%
WEIGHTED AVERAGE ORIGINAL TERM (MTHS)                            217
RANGE OF ORIGINAL TERMS                           1 - 120:    16.90%
                                                121 - 180:    25.15%
                                                181 - 240:    33.42%
                                                241 - 300:    24.53%

WEIGHTED AVERAGE REMAINING TERM (MTHS)                           216

WEIGHTED AVERAGE CLTV                                         79.86%
LIEN POSITION (FIRST/SECOND)                          1.39% / 98.61%
PROPERTY TYPE

        SINGLE FAMILY                                         99.03%
        2-4 FAMILY                                             0.20%
        CONDO / TOWNHOUSE                                      0.01%
        OTHER                                                  0.76%


OCCUPANCY STATUS

        OWNER OCCUPIED                                        99.70%
        INVESTMENT/SECOND HOME                                 0.16%

GEOGRAPHIC DISTRIBUTION                                CA:    27.97%        TX:       5.17%
other states account individually
   for less than                                      LA:      7.00%        AZ:       5.14%
5% of Group I principal balance                      IL:       6.15%        NY:       5.05%
                                                      NV:      5.29%


ORIGINATION YEARS                                      1997:   49.5%        1995:       1.8%
                                                       1996:   48.6%        Pre 1995: 0.1%
CREDIT CLASS                                           A:     55.86%        B-:        1.08%
                                                      A-:      3.93%        C:         0.12%
                                                        B+:   29.30%
                                                      B:       9.70%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).